UBS Select Money Market Fund
                 Supplement to Prospectus dated August 30, 2002


                                                               February 26, 2003

Dear Investor,

      UBS Global Asset Management (US) Inc. has agreed to waive 0.01% of its 0.18% management fee through August 31, 2003. Until that date, management fees will be 0.17%. As a result, "Total Annual Fund Operating Expenses" noted on page 5 of the prospectus will be 0.17% for Institutional shares and 0.42% for Financial Intermediary shares for that period.


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